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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  JANUARY 15, 2003
                                                          ----------------


                            WORLD DIAGNOSTICS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


               0-27627                                65-0742342
               -------                               ----------
     (Commission  File  Number)                    (I.R.S.  Employer
                                                  Identification  No.)



    1101 King Street, Suite 370 Alexandria, VA                   22314
--------------------------------------------------               ------
   (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (703) 894-0710
                                                           --------------


                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM  5.          OTHER  EVENTS.

World Diagnostic, Inc. (the "Company" or "WDI") announced that it has relocated its head office to Alexandria, Virginia, and that WDI intends to find a strategic buyer/investor for the Company's operations and/or its assets. The
Company's press release with respect to the relocation and the search for potential strategic buyers/investors for the Company's operations and/or its assets is attached hereto as Exhibit 99.1.


ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS.


     (c)     Exhibits


Exhibit
  No.         Description
  ---         -----------

 99.1         Press  Release  of  World  Diagnostic, Inc. dated January 15, 2003






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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        WORLD  DIAGNOSTICS,  INC.


                                        /s/  Ken  Peters
                                        -----------------------
                                        Ken  Peters,  President



Date:     January  21,  2003





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